Exhibit 99.14

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-B

KEY PERFORMANCE FACTORS
April 30, 1998



        Expected B Maturity                                        4/17/06


        Blended Coupon                                              5.9615%



        Excess Protection Level
          3 Month Average  5.34%
          April, 1998  5.74%
          March, 1998  5.70%
          February, 1998  4.57%


        Cash Yield                                  18.66%


        Investor Charge Offs                        4.96%


        Base Rate                                   7.96%


        Over 35 Day Delinquency                     5.03%


        Seller's Interest                           14.63%


        Total Payment Rate                          14.61%


        Total Principal Balance                     $35,947,972,379.88


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,259,577,861.39